Exhibit 10.4
   Change of Control Agreement between Premier Bancorp, Inc., Premier Bank and
                                 Bruce E. Sickel

Incorporated by reference to Exhibit 10.4 to our Quarterly Report on Form 10-QSB filed with the Commission on November 13, 1998.